                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]Preliminary Proxy Statement
[_]Confidential for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2) )
[X]Definitive Proxy Statement
[_]Definitive Additional Materials
[_]Soliciting Material under Rule 14a-12

                                SONICWALL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                SONICWALL, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]No fee required

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:
________________________________________________________________________________
(2) Aggregate number of securities to which transactions applies:
________________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________
(4) Proposed maximum aggregate value of transaction:
________________________________________________________________________________
(5) Total fee paid:
________________________________________________________________________________
[_]Fee paid previously with preliminary materials:
________________________________________________________________________________
[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:
________________________________________________________________________________
(2) Form, Schedule or Registration Statement No.:
________________________________________________________________________________
(3) Filing Party:
________________________________________________________________________________
(4) Date Filed:
________________________________________________________________________________

                                SONICWALL, INC.

                               ----------------

                 NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholders:

  We cordially invite you to attend our 2000 Annual Meeting of Shareholders of SonicWALL, Inc. The meeting will be held on Friday, December 15, 2000 at 10:00 a.m. (registration will begin at 9:00 a.m.), at the Sheraton Hotel located at 1108 North Mathilda Avenue, Sunnyvale, California 94089. At the meeting we will:

    1. Elect the Board of Directors;

    2. Vote on an amendment to the 1999 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 200,000 shares of Common Stock to an aggregate of 700,000 shares; and

    3. Vote on an amendment to the 1998 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder to 12,610,678.

    4. Ratify the selection of PricewaterhouseCoopers, LLP as auditors of the Company's financial statements for the fiscal year ending December 31, 2000; and

    5. Transact any other business as may properly come before the meeting.

  Shareholders who owned SonicWALL stock at the close of business on October 31, 2000 may attend and vote at the meeting. If you cannot attend the meeting, you may vote as instructed on the enclosed Proxy Card or by mailing the Proxy Card in the enclosed postage-prepaid envelope. Any shareholder attending the meeting may vote in person, even though he or she has already returned a Proxy Card.

  WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY MAIL YOUR PROXY IN THE ENVELOPE PROVIDED FOR YOUR CONVENIENCE. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING AND, IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON.

  We look forward to seeing you at the meeting.

                                          Sincerely,

                                          /s/ Michael J. Sheridan
                                          Michael J. Sheridan
                                          Vice President, Finance, Chief
                                           Financial Officer and Secretary

Sunnyvale, California
November 15, 2000

                                SONICWALL, INC.

                                PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

     Our Board of Directors is soliciting proxies for the 2000 Annual Meeting of Shareholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully. Note that all of the share-related data in this Proxy Statement has been adjusted to take into account the 2 for 1 stock split effected on September 15, 2000 for shareholders of record on August 25, 2000.

     Voting materials, which include the Proxy Statement, Proxy Card and 1999 Annual Report to shareholders, will be mailed to shareholders on or about November 15, 2000. Our principal executive offices are located at 1160 Bordeaux Drive, Sunnyvale, California 94089. Our telephone number is (408) 745-9600. SonicWALL will pay the costs of soliciting proxies from shareholders. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding the voting materials to the beneficial owners. Directors, officers and regular employees may solicit proxies on behalf of SonicWALL, without additional compensation, personally or by telephone.

                             QUESTIONS AND ANSWERS

Q:  Who can vote at the meeting?

A: The Board set October 31, 2000 as the record date for the meeting. All shareholders who owned SonicWALL Common Stock on October 31, 2000 may attend and vote at the meeting. Each shareholder is entitled to one vote for each share of Common Stock held on all matters to be voted on. On October 31, 2000, approximately 52,621,014 shares of SonicWALL Common Stock were outstanding.

Q:  How many votes do you need to hold the meeting?

A:  Shares are counted as present at the meeting if you:

   --are present and vote in person at the meeting; or

   --have properly submitted a proxy card or voted over the telephone or the Internet.

    A majority of SonicWALL's outstanding shares as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum.

Q:  What proposals will be voted on at the meeting?

A:  There are four proposals scheduled to be voted on at the meeting:

   --Election of the Board of Directors;

   --Amendments to the 1999 Employee Stock Purchase Plan;

   --Amendments to the 1998 Stock Option Plan; and

   --Ratification of PricewaterhouseCoopers, LLP as our auditors.

Q:  What is the voting requirement to approve each of the proposals?

A: For the election of directors, the six (6) individuals receiving the highest number of "FOR" votes will be elected. Proposals 2, 3 and 4 require the affirmative "FOR" vote of a majority of the shares present at the meeting and entitled to vote.

Q:  How are votes counted?

A: You may vote either "FOR" or "AGAINST" each nominee for the Board of Directors. You may vote "FOR," "AGAINST" or "ABSTAIN" on the other proposals. If you abstain from voting on the other proposals, it has the same effect as a vote against. If you just sign your Proxy Card with no further instructions, your shares will be counted as a vote "FOR" each Director, "FOR" the amendments to the 1999 Employee Stock Purchase Plan and the amendments to the 1998 Stock Option Plan and "FOR" ratification of PricewaterhouseCoopers, LLP as auditors. If you do not vote and you hold your shares in a brokerage account in your broker's name (this is called "street name"), your shares will not be counted in the tally of the number of shares cast "FOR," "AGAINST" or "ABSTAIN" on any proposal where your broker does not have discretionary authority to vote, and therefore will have the effect of reducing the number of shares needed to approve any of those items. However, these shares may be counted for the purpose of establishing a quorum for the meeting. Voting results are tabulated and certified by our transfer agent, EquiServe Trust Company, N.A.

Q:  How can I vote my shares in person at the meeting?

A: Shares held directly in your name as the shareholder of record may be voted in person at the meeting. If you choose to do so, please bring the enclosed Proxy Card or proof of identification to the meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting.

Q:  How can I vote my shares without attending the meeting?

A: Whether you hold shares directly as a shareholder of record or beneficially in street name, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. Please refer to the summary instructions included on your Proxy Card. For shares held in street name, the voting instruction card will be included by your broker or nominee.
    You may vote by mail by signing your Proxy Card or, for shares held in street name, by following the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid envelope. If you provide specific voting instructions, your shares will be voted as you have instructed.

Q:  How can I change my vote after I return my proxy?

A: You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by signing a new Proxy Card with a later date or by attending the meeting and voting in person. Attending the meeting will not revoke your proxy unless you specifically request it.

Q:  What is SonicWALL's voting recommendation?

A: Our Board of Directors recommends that you vote your shares "FOR" each of the nominees to the Board, "FOR" the amendments to the 1999 Employee Stock Purchase Plan and the amendments to the 1998 Stock Option Plan, and "FOR" the ratification of PricewaterhouseCoopers, LLP as our auditors.

Q:  Where can I find the voting results of the meeting?

A: The preliminary voting results will be announced at the meeting. The final results will be published in our annual report on Form 10-K for the fiscal year ending December 31, 2000.

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

General

  We currently have six members on our Board of Directors. Proxy holders will vote for the six nominees listed below:

  . Sreekanth Ravi

  . Sudhakar Ravi

  . Charles D. Kissner

  . David A. Shrigley

  . Ronald E. Heinz

  . Robert M. Williams

  If any nominee is unable or declines to serve as a Director, the current Board will designate the proxies for such nominee to fill the vacancy. If additional individuals are nominated for election as a Director, the vote for the nominees will be determined by the proxy holders. The members of Board of Directors are elected annually by the shareholders and members of the Board serve until the next annual meeting of shareholders or until his or her successor has been elected and qualified.

Officers and Directors

  The following table gives certain information as to each person nominated for election as a director and SonicWALL's key officers as of October 31, 2000:

Name                      Age                            Position
----                      --- --------------------------------------------------------------
Sreekanth Ravi(1).......   34 Chairman of the Board, President and Chief Executive Officer
Sudhakar Ravi(1)........   35 Chief Technical Officer, Director
Michael J. Sheridan(1)..   35 Vice President, Finance, Chief Financial Officer and Secretary
Raj Dhingra(1)..........   39 Chief Operating Officer
Steven R. Perricone(1)..   40 Vice President, Sales
Zachary Abrams..........   34 Vice President, Corporate and Business Development
Warren Smith............   50 Vice President, Engineering
Fara Zarrabi............   59 Vice President, Operations
Charles D. Kissner(2)...   53 Director
David A. Shrigley(3)....   52 Director
Robert M.                  45 Director
 Williams(2)(3).........
Ronald E. Heinz,           42 Chief Operating Officer, Salt Lake City Division, Director
 Jr.(4).................

--------
(1) Executive officer
(2) Member of audit committee
(3) Member of compensation committee
(4) Member of the board of directors on November 14, 2000.

  We do not have employment agreements with our executive officers or key employees, except with Mr. Heinz. All are subject to termination at will. The board of directors is elected annually by shareholders, and members of the board serve until the next annual meeting of shareholders unless they resign before such meeting. The last annual shareholders meeting was held in September 1999.

  Sreekanth Ravi has served as our Chairman of the Board, President and Chief Executive Officer since co-founding SonicWALL, Inc. in February 1991. Prior to SonicWALL, Inc., Mr. Ravi was the founder and Chief

Executive Officer of Generation Systems, a manufacturer of high performance video products, which he later sold to a publicly held computer products company in 1990. Mr. Ravi received a bachelor of science degree in electrical engineering from the University of Illinois, Champaign-Urbana. Sreekanth Ravi and Sudhakar Ravi are brothers.

  Sudhakar Ravi has served as our Chief Technical Officer since September 1999. Prior to that Mr. Ravi served as our Vice President, Engineering. He has served as a director since co-founding SonicWALL, Inc. in February 1991. Prior to SonicWALL, Inc., Mr. Ravi was involved in semiconductor research at Stanford University. Mr. Ravi received a bachelor of science degree from the University of Illinois, Champaign-Urbana and a masters of science degree in computer science from Stanford University. Sudhakar Ravi and Sreekanth Ravi are brothers.

  Michael J. Sheridan has served as our Vice President, Finance and Chief Financial Officer since joining SonicWALL, Inc. in May 1999, and became Secretary in September 1999. Mr. Sheridan joined SonicWALL, Inc. from Genesys Telecommunications Laboratories, Inc., an enterprise software company in the call center automation industry, where he served as Vice President of Finance from January 1998 to May 1999, and served as Corporate Controller from November 1996 to December 1997. From August 1995 to November 1996, Mr. Sheridan was the Corporate Controller for Network Appliance, Inc., a network file server manufacturer. From 1986 to 1995, Mr. Sheridan was an audit professional with Arthur Andersen LLP, where he was involved primarily with technology clients. Mr. Sheridan received a bachelor degree in commerce from Santa Clara University and is a Certified Public Accountant.

  Raj Dhingra has served as our Chief Operating Officer since joining SonicWALL, Inc. in September 2000. Mr. Dhingra joined SonicWALL, Inc. from 3Com where he served as Vice President of Business Development and held various management positions from 1990 through September 2000. Prior to 3Com, Mr. Dhingra worked for Apple Computer, Systemhouse, Inc. and The Z Corporation. Mr. Dhingra received a bachelor degree in electrical engineering from Birla Institute of Technology and Science and an MBA from Stanford University.

  Steven R. Perricone has served as our Vice President, Sales since joining SonicWALL, Inc. in April 1998. Mr. Perricone joined SonicWALL, Inc. from Structured Internetworks, an IP bandwidth management company, where he served as Vice President of Worldwide Sales and Support from July 1997 to April 1998. From July 1994 to June 1997, Mr. Perricone was Vice President of Worldwide Sales at Network TeleSystems, a provider of TCP/IP client and server technology for Internet access. Prior to Network TeleSystems, Mr. Perricone held various sales management positions at Emulex and Xylogics (now part of Nortel Networks Corp.). Mr. Perricone received a bachelor degree in business from California State University.

  Zachary Abrams has served as our Vice President, Corporate and Business Development since April 2000. Mr. Abrams joined SonicWALL, Inc. from Bear, Stearns & Co. Inc., an investment bank, where he served as a Vice President in the Corporate Finance Division from June 1997 to April 2000. Prior to Bear, Stearns & Co. Inc., Mr. Abrams worked in the Technology Investment Banking Group at Merrill Lynch & Co. from August 1995 to June 1997. Previously, Mr. Abrams held various financial management positions at GE and GE Capital. Mr. Abrams received a bachelor degree in economics from Colby College and an MBA from The Wharton School at the University of Pennsylvania.

  Warren Smith has served as our Vice President, Engineering since joining SonicWALL, Inc. in September 1999. Mr. Smith joined SonicWALL, Inc. from WebXcute, a start-up application service provider, where he was Executive Vice President of Technology from March 1999 to September 1999. Previously, Mr. Smith was Chief Information Officer and Vice President of Software Engineering at Concentric Network Corporation from April 1996 to March 1999. Prior to Concentric Network, Mr. Smith was the Director of Engineering for NetManage, Inc. which he joined in October 1992 and produced the Chameleon product line of PC networks applications. Prior to NetManage, Mr. Smith held engineering positions at Sun Microsystems Inc., SEI Information Technology and Sacramento Municipal Utility District. Mr. Smith received a bachelor degree in computer science from California State University, Sacramento.

  Fara Zarrabi has served as our Vice President, Operations since joining SonicWALL, Inc. in July 1999. Mr. Zarrabi joined SonicWALL, Inc. from Genesys Telecommunications Laboratories, Inc., where he was Director of Operations from February 1997 to June 1999. Prior to Genesys Telecommunications, Mr. Zarrabi was the Director of Operations at Network Appliance, Inc., from February 1996 to February 1997. From May 1994 to February 1996, Mr. Zarrabi was Director of Manufacturing Operations at Radius, Inc., a manufacturer of computer graphics and video hardware. Mr. Zarrabi received a bachelor degree in electronic engineering from the University of California, Berkeley.

  Charles D. Kissner has served as a director since July 2000. He is currently Chairman of the Board of DMC Stratex Networks, Inc., a broadband wireless equipment company. He was also CEO of DMC Stratex from July 1995 until May 2000. Previously, Mr. Kissner was Vice President/General Manager of M/A-COM, Inc., a manufacturer of radio and microwave communication products, and President, Chief Executive Officer, and a Director of Aristacom International, Inc., a communications software company. He also founded Fujitsu Network Switching, Inc., and held several key positions at AT&T (now Lucent Technologies). Mr. Kissner is also a Director of Spectrian, Inc., a wireless components manufacturer, Littlefeet, Inc., a wireless infrastructure company, and American Medical Flight Support, a non-profit medical transportation organization. Mr. Kissner holds a bachelor of science degree from California State Polytechnic University and an MBA from Santa Clara University.

  David A. Shrigley has been a director since July 1999. Since July 1999, Mr. Shrigley has been a venture partner of Sevin Rosen Funds, a venture capital firm. From November 1996 to April 1999, Mr. Shrigley was Executive Vice President, Sales and Services of Nortel Networks Corp., a network telecommunications company. From December 1978 to November 1996, Mr. Shrigley was an employee of Intel Corporation, a semiconductor manufacturing company, where he was last employed as Vice President, Corporate Marketing. Mr. Shrigley received a bachelor of science degree in business administration from Franklin University.

  Robert M. Williams has been a director since May 1999. Since January 1998, Mr. Williams has been a general partner of Bay Partners, a venture capital firm, and an affiliate of Bay Partners SBIC II, L.P. and Bay Sonic Investors, shareholders of SonicWALL, Inc. From May 1993 to December 1997, Mr. Williams was Vice President, Marketing and Business Development of NetManage, Inc., a networking software product development and sales company. Before then, Mr. Williams held various marketing positions at several companies, including Verity, Inc., an Internet text engine developer, and Ingres Corp., a developer of relational database management software. Mr. Williams received a bachelor of arts degree from Dartmouth College and an MBA from the Stanford Graduate School of Business.

  Ronald E. Heinz, Jr. has served as our Chief Operating Officer, Salt Lake City Division and as a director since November 14, 2000. Mr. Heinz served as President, Chief Executive Officer and a director of Phobos Corporation from June 2000 through November 14, 2000 when SonicWALL acquired Phobos Corporation. From 1989 through June 2000, Mr. Heinz worked for Novell, Inc. where he served as Senior Vice President of Worldwide Sales and held various management positions. Mr. Heinz received a bachelor degree in finance from Virginia Polytechnic Institute and an MBA from American University.

Board of Directors Meetings

  During fiscal year 1999, the Board met seven times, including telephone conference meetings, and acted by written consent six times. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all committees of the Board on which such director served (held during the period that such director served).

Committees of the Board of Directors

  Standing committees of the Board include an audit committee and a compensation committee. We established these committees in August 1999. The Board does not have a nominating committee or committee performing similar functions.

  The compensation committee of our board of directors consists of Messrs. Shrigley and Williams. The compensation committee met one time during fiscal year 1999. The compensation committee reviews and approves the compensation and benefits for our executive officers and grants stock options under our stock option plans and makes recommendations to the board of directors regarding these matters.

  The audit committee currently consists of Messrs. Kissner and Williams. The audit committee met one time during fiscal year 1999. The audit committee makes recommendations to the board of directors regarding the selection of independent auditors; reviews the results and scope of the audit and other services provided by our independent auditors; and reviews and evaluates our audit and control functions.

Director Compensation

  We do not pay cash compensation to our directors for their services as directors or members of committees of the board of directors, but we do reimburse them for reasonable expenses they incur in attending meetings of the board of directors. Directors of SonicWALL, Inc. are eligible to participate in our stock option plans.

Compensation Committee Interlocks and Insider Participation

  Our board of directors' compensation committee currently consists of Messrs. Shrigley and Williams. None of these individuals has at any time been an employee or officer of SonicWALL, Inc. Until the compensation committee was formed in August 1999, the full board of directors made all decisions regarding executive compensation. None of our executive officers serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of our board of directors or compensation committee.

                                  PROPOSAL 2

                AMENDMENTS TO 1999 EMPLOYEE STOCK PURCHASE PLAN

General

  The shareholders are being asked to approve amendments to SonicWALL's 1999 Employee Stock Purchase Plan in order to increase the number of shares reserved for issuance thereunder by 200,000 shares of common stock to an aggregate of 700,000 shares. The 1999 Employee Stock Purchase Plan was adopted by the Board of Directors in August 1999 and approved by the shareholders that same month. A total of 500,000 shares were initially reserved for issuance thereunder.

  As of October 31, 2000, 413,264 shares of common stock were available for issuance under the 1999 Employee Stock Purchase Plan (exclusive of the increase in shares subject to shareholder approval at this meeting). As of October 31, 2000, 86,736 shares of common stock had been issued upon the exercise of 86,736 options granted under the 1999 Employee Stock Purchase Plan at an average exercise price per share of $6.15.

Description of the 1999 Employee Stock Purchase Plan

  Our 1999 Employee Stock Purchase Plan was adopted by the board of directors and shareholders in August 1999. The 1999 Employee Stock Purchase Plan became effective on the effective date of our initial public offering. A total of 500,000 shares of common stock has been reserved for issuance under the 1999 Employee Stock Purchase Plan.

  The 1999 Employee Stock Purchase Plan, which is intended to qualify under
Section 423 of the Internal Revenue Code, provides our employees with an opportunity to purchase our common stock through accumulated payroll deductions. The 1999 Employee Stock Purchase Plan is administered by the board of directors or by a committee appointed by the board of directors. The 1999 Employee Stock Purchase Plan permits an eligible employee to purchase common stock through payroll deductions of up to 15% of that employee's compensation.

Employees, including officers and employee directors, of SonicWALL, or of any majority-owned subsidiary designated by the board of directors, are eligible to participate in the 1999 Employee Stock Purchase Plan if they are employed by SonicWALL or any designated subsidiary for at least 20 hours per week and more than five months per year. Unless the board of directors or its committee determines otherwise, the 1999 Employee Stock Purchase Plan is implemented by a series of overlapping offering periods generally of 24 months' duration with new offering periods commencing on February 1 and August 1 of each year. Each offering period is divided into four consecutive purchase periods of approximately six months' duration. The first offering period commenced on the date of our initial public offering and will end on July 31, 2001; the initial purchase period ended six months after our initial public offering date. The price at which common stock will be purchased under the 1999 Employee Stock Purchase Plan is equal to 85% of the fair market value of the common stock on the first day of the applicable offering period or the last day of the applicable purchase period, whichever is lower. Employees may end their participation in an offering period at any time, and participation automatically ends on termination of employment.

  Under the 1999 Employee Stock Purchase Plan, no employee may be granted an option if immediately after the grant the employee would own stock and/or hold outstanding options to purchase stock equaling 5% or more of the total voting power or value of all classes of our stock or that of our subsidiaries. In addition, no employee may be granted an option under the 1999 Employee Stock Purchase Plan if the option would permit the employee to purchase stock under all of our Employee Stock Purchase Plans in an amount that exceeds $25,000 of fair market value for each calendar year in which the option is outstanding at any time. In addition, no employee may purchase more than 4,000 shares of common stock under the 1999 Employee Stock Purchase Plan in any one purchase period. If the fair market value of the common stock on a purchase date other than the final purchase date of an offering period is less than the fair market value at the beginning of the offering period, each participant in the 1999 Employee Stock Purchase Plan will automatically be withdrawn from the offering period as of the purchase date and re-enrolled in a new 24-month offering period on the first business day following the purchase date.

  The 1999 Employee Stock Purchase Plan provides that, in the event of a change of control of SonicWALL, Inc., each right to purchase stock under the 1999 Employee Stock Purchase Plan will be assumed or an equivalent right substituted by the successor corporation. However, our board of directors will shorten any ongoing offering period so that employees' rights to purchase stock under the 1999 Employee Stock Purchase Plan are exercised prior to the transaction if the successor corporation refuses to assume each purchase right or to substitute an equivalent right.

  The 1999 Employee Stock Purchase Plan will terminate in August 2009 unless terminated earlier in accordance with its provisions. The board of directors has the power to amend or terminate the 1999 Employee Stock Purchase Plan if its action does not adversely affect any outstanding rights to purchase stock thereunder. However, our board of directors may amend or terminate the 1999 Employee Stock Purchase Plan or an offering period even if it would adversely affect options in order to avoid our incurring adverse accounting charges.

Certain United States Federal Income Tax Information

  The 1999 Employee Stock Purchase Plan, and the right of participants thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. Upon disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares have been held by the participant for more than two years after the offering date and more than one year after the purchase date, the lesser of: (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price, or (b) the excess of the fair market value of the shares at the time the option was granted over the purchase price (which purchase price will be computed as of the grant date) will be treated as ordinary income, and any further gain will be treated as long-term capital gain. If the shares are disposed of before the expiration of these holding periods, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income and any further gain or any loss on such disposition will be long-term or short-term capital gain or loss, depending on the holding period. Different rules may apply with respect to participants subject to Section 16(b) of the Securities Exchange Act of 1934, as amended. SonicWALL is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant, except to the extent of ordinary income reported by participants upon disposition of shares prior to the expiration of the two holding periods described above.

  The foregoing is only a summary of the effect of federal income taxation upon the participant and SonicWALL with respect to the purchase of shares under the 1999 Employee Stock Purchase Plan, is not intended to be complete, and does not discuss the income tax laws of any municipality, state or foreign country.

Participation in the 1999 Employee Stock Purchase Plan

  Participation in the 1999 Employee Stock Purchase Plan is voluntary and dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the 1999 Employee Stock Purchase Plan are not determinable. Non-employee directors are not eligible to participate in the 1999 Employee Stock Purchase Plan. No purchases were made under the 1999 Employee Stock Purchase Plan during the year ended December 31, 1999.

              MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

                                   PROPOSAL 3

                      AMENDMENTS TO 1998 STOCK OPTION PLAN

General

  The shareholders are being asked to approve amendments to SonicWALL's 1998 Stock Option Plan in order to increase the number of shares reserved for issuance thereunder by 2,000,000 shares of common stock to an aggregate of 12,610,678 shares. The 1998 Stock Option Plan was adopted by the Board of Directors in July 1998 and approved by the shareholders that same month. A total of 10,610,678 shares are currently reserved for issuance thereunder.

  As of October 31, 2000, 103,026 shares of Common Stock were available for issuance under the 1998 Stock Option Plan (exclusive of the increase in shares subject to shareholder approval at this meeting). On such date, options to purchase 8,190,944 shares were outstanding and 2,316,708 shares of common stock had been issued upon the exercise of 2,316,708 options granted under the 1998 Stock Option Plan at an average exercise price per share of $6.74.

Description of the 1998 Stock Option Plan

  The 1998 Stock Option Plan provides for the grant of incentive stock options, as defined in Section 422 of the Internal Revenue Code, to employees and the grant of nonstatutory stock options to employees, non-employee directors and consultants. The purposes of the 1998 Stock Option Plan are:

  . to attract and retain the best available personnel;

  . to provide additional incentives to our employees and consultants; and

  . to promote the success of our business.

  The 1998 Stock Option Plan was adopted by our board of directors in July 1998, approved by our stockholders in July 1998, and amended by the shareholders to increase the number of shares available for grant thereunder in February 1999. Unless terminated earlier by the board of directors, the 1998 Stock Option

Plan will terminate in July 2008. The 1998 Stock Option Plan was amended by our board of directors in August 1999 to include some of the provisions provided below. These amendments were approved by our shareholders in August 1999. The number of shares reserved for issuance under the 1998 Stock Option Plan will be subject to an automatic annual increase in the first day of 2001 through 2008 equal to the lesser of:

  . 4,000,000 shares;

  . 4% of our outstanding common stock on the last day of the immediately preceding fiscal year; or

  . a number of shares determined by the administrator.

  The compensation committee currently administers the 1998 Stock Option Plan. The administrator of the 1998 Stock Option Plan determines numbers of shares subject to options, vesting schedules and exercise prices for options granted under the 1998 Stock Option Plan.

  The exercise price of incentive stock options must be at least equal to 100% of the fair market value of our common stock on the date of grant, and at least equal to 110% of the fair market value in the case of incentive stock options granted to an employee who holds, at the time the option is granted, more than 10% of the total voting power of all classes of our stock or any parent's or subsidiary's stock. Nonstatutory stock options will have an exercise price of at least 85% of the fair market value of our stock. Payment of the exercise price may be made in cash or other form of consideration approved by the administrator. The administrator determines the term of options, which may not exceed ten years, or five years in the case of an incentive stock option granted to an employee who holds, at the time the option is granted, more than 10% of the total voting power of all classes of our stock or any parent's or subsidiary's stock. No option may be transferred by the optionee other than by will or the laws of descent or distribution, provided, however, that the administrator may in its discretion provide for the transferability of nonstatutory stock options. The administrator determines when options become exercisable. Options granted under the 1998 Stock Option Plan generally become exercisable at a rate not less than 20% per year. To the extent an optionee would have the right in any calendar year to exercise for the first time one or more incentive stock options for shares having an aggregate fair market value in excess of $100,000 as of the date the options were granted, the excess options will be treated as nonstatutory stock options.

  Generally, in the event of a change of control of SonicWALL, Inc., outstanding options may be assumed or substituted by the successor corporation. If the successor corporation does not agree to this assumption or substitution, the options will terminate upon the closing of the transaction.

  The board of directors may amend, modify or terminate the 1998 Stock Option Plan if any amendments, modification or termination do not impair existing rights of plan participants. Additionally, shareholder approval is required for an amendment to the extent required by applicable law, regulations or rules.

  As of October 31, 2000:

  . a total of 10,610,678 shares have been authorized for issuance under the 1998 Stock Option Plan;

  . options to purchase an aggregate of 8,190,944 shares of common stock were outstanding under the 1998 Stock Option Plan at a weighted average exercise of $10.42;

  . 2,316,708 shares had been issued upon exercise of outstanding options, net of repurchases, under the 1998 Stock Option Plan; and

  . 103,026 shares remained available for future grant under the 1998 Stock
    Option Plan.

Certain United States Federal Income Tax Information

  The following is brief summary of the effect of federal income taxation upon the participant and SonicWALL under the 1998 Stock Option Plan based upon the Internal Revenue Code. This summary is not intended to be complete and does not discuss the income tax laws of any municipality, state or country outside of the United States. It is advisable that a participant contact his or her own tax advisor concerning the application of tax laws.

  If an option granted under the 1998 Stock Option Plan is an incentive stock option, the optionee will recognize no taxable income upon grant or exercise of the incentive stock option unless the alternative minimum tax rules apply. Upon the resale or exchange of the shares at least two years after grant of the incentive stock option and one year after exercise by the optionee, any gain (or loss) will be taxed to the optionee as capital gain (or loss).

  All options that do not qualify as incentive stock options are taxed as nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon the exercise of a nonstatutory stock option, the optionee will generally recognize ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. The ordinary income recognized upon exercise of a nonstatutory stock option by an optionee who is also an employee of SonicWALL will be treated as wages for tax purposes and will be subject to tax withholding out of the current compensation, if any, paid to the optionee. Upon resale of such shares by the optionee, any difference between the sale price and fair market value on the date of exercise will be treated as capital gain (or loss).

  SonicWALL will be entitled to a tax deduction in the same amount as the ordinary income, if any, recognized by the optionee (i) upon exercise of a nonstatutory stock option and (ii) upon the sale of shares acquired by exercise of an incentive stock option in a disqualifying disposition. SonicWALL will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option, regardless of the applicability of the alternative minimum tax.

Participation in the 1998 Stock Option Plan

  The grant of options under the 1998 Stock Option Plan is subject to the discretion of the plan's administrator. As of the date of this proxy statement, there has been no determination by the administrator with respect to future awards under the 1998 Stock Option Plan. Accordingly, future awards are not determinable. The following table sets forth information with respect to the grant of options to certain executive officers, all executive officers as a group, all non-executive officer directors as a group and to all other employees as a group during the fiscal year ended December 31, 1999:

                                             Shares Underlying
                                                  Options      Weighted Average
Name of Individual                              Granted (#)     Exercise Price
------------------                           ----------------- ----------------
Sreekanth Ravi .............................       800,000          $4.125
 President and Chief Executive Officer
Sudhakar Ravi...............................       800,000          $4.125
 Chief Technical Officer
Steven R. Perricone.........................           --              --
 Vice President--Sales
Michael J. Sheridan.........................       600,000          $0.500
 Vice President--Finance, Chief Financial
  Officer and Secretary
 All current executive officers as a group..     2,200,000          $3.140
 All current non-executive directors as a
  group.....................................       100,000          $0.750
 All non-executive employees as a group.....     4,217,000          $2.490

              MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

                                  PROPOSAL 4

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  The board of directors has selected PricewaterhouseCoopers, LLP as SonicWALL's independent auditors for the fiscal year ending December 31, 2000 and has further directed that management submit the selection of auditors for ratification by the shareholders at the Annual Meeting. Representatives of PricewaterhouseCoopers, LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

  Shareholder ratification of the selection of PricewaterhouseCoopers, LLP as SonicWALL's independent auditors is not required by SonicWALL's Bylaws or otherwise. However, the board of directors is submitting the selection of PricewaterhouseCoopers, LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the board will reconsider whether to retain that firm. Even if the selection is ratified, the board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the board determines that such a change would be in the interests of SonicWALL and its shareholders.

             MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table provides information regarding the actual beneficial ownership of our outstanding common stock as of October 31, 2000, for:

  . each person or group that we know beneficially owns more than 5% of our common stock;

  . each of our directors;

  . our chief executive officer;

  . the other executive officers whose compensation exceeded $100,000 in fiscal 1999; and

  . all current directors and executive officers as a group.

  Percentage of beneficial ownership is based on 52,621,014 shares of common stock outstanding as of October 31, 2000, together with options that are exercisable within 60 days of October 31, 2000 for each shareholder. Under the rules of the Securities and Exchange Commission, beneficial ownership includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the option, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes below, we believe that the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws. Unless otherwise indicated, the following beneficial owners can be reached at our principal offices at 1160 Bordeaux Drive, Sunnyvale, California 94089.

                                                      Number of
                                                      Shares of
                                                     Common Stock
                                                     Beneficially  Percentage
                                                     Owned as of  of Shares of
                                                     October 31,  Common Stock
Name And Address                                         2000     Outstanding
----------------                                     ------------ ------------
Sreekanth Ravi(1)...................................   8,543,032      16.2%
Sudhakar Ravi(2)....................................   8,553,240      16.2%
Steven R. Perricone(3)..............................     546,034       1.0*%
Michael J. Sheridan.................................     483,130          *%
Bay Partners SBIC II, L.P.(4).......................   1,602,800       3.0%
Charles Kissner(5)..................................      10,417         *%
David Shrigley(6)...................................     121,600         *%
Robert M. Williams(7)...............................     190,908         *%
Ronald E. Heinz(8)..................................         --        --
All directors and executive officers as a group (7
 persons)(9)........................................  20,051,161      37.5%

--------
 *  Less than 1%.
(1) Includes 1,100,000 shares transferred to a family trust and 266,667 shares of common stock issuable upon exercise of immediately exercisable options.
(2) Includes 1,100,000 shares transferred to a family trust and 266,667 shares of common stock issuable upon exercise of immediately exercisable options.
(3) Includes 295,000 shares of common stock issuable upon exercise of immediately exercisable options.
(4) Represents 1,602,800 shares held by Bay Partners SBIC II, L.P. Robert Williams, a director of SonicWALL, Inc. is a partner of Bay Management Company 1997, the general partner of Bay Partners SBIC II, L.P. He shares voting and investing power with respect to the shares held by this entity, and disclaims beneficial ownership of shares in which he has no pecuniary interest. The address for Bay Partners SBIC II, L.P. is 10600 N. De Anza Boulevard, Suite 100, Cupertino, California 95014.
(5) Includes 10,417 shares of common stock issuable upon exercise of immediately exercisable options.

(6) Includes 1,600 shares held by children residing in the same household as Mr. Shrigley. The address for Mr. Shrigley is One Queens Court, Atherton, California 94027
(7) Excludes shares owned by Bay Partners SBIC II, L.P. See note (4) above. The address for Mr. Williams is 10600 N. De Anza Boulevard, Suite 100, Cupertino, California 95014.
(8) Effective November 14, 2000 Mr. Heinz has 256,860 shares of common stock issuable upon exercise of immediately exercisable options.
(9) Includes 838,751 shares of common stock issuable upon exercise of immediately exercisable options.

                             EXECUTIVE COMPENSATION

  The following table provides information concerning the compensation received for services rendered to SonicWALL, Inc. in all capacities during the years ended December 31, 1999 and 1998, by our Chief Executive Officer and each of the other most highly compensated executive officers or key employees of SonicWALL, Inc. whose aggregate compensation exceeded $100,000 in fiscal 1999.

                           Summary Compensation Table

                                                                   Long-Term
                                    Annual                        Compensation
                                 Compensation                        Awards
                               -----------------                   Securities
Name and Principal              Salary   Bonus     Other Annual    Underlying     All Other
Position                  Year   ($)      ($)    Compensation ($) Options (#)  Compensation ($)
------------------        ---- -------- -------- ---------------- ------------ ----------------
Sreekanth Ravi..........  1999 $240,000 $224,983       --            800,000           --
 President and Chief      1998 $240,000 $732,345       --                --        $13,846(1)
 Executive Officer
Sudhakar Ravi...........  1999 $240,000 $232,214       --            800,000           --
 Chief Technical Officer  1998 $240,000 $816,871       --                --        $13,846(1)
Steven R. Perricone.....  1999 $120,000 $246,089       --                --            --
 Vice President, Sales    1998 $ 78,231 $ 23,389       --          1,200,000       $ 1,538(1)
Michael J. Sheridan(2)..  1999 $ 85,000 $100,000       --            600,000           --
 Vice President,          1998      --       --        --                              --
 Finance, Chief
 Financial Officer and
 Secretary

--------
(1) Cash payment in lieu of vacation days.
(2) Hired in May 1999.

                       Options Grants in Last Fiscal Year

  The following table provides information regarding stock options we granted in fiscal 1999 to named executive officers and key employees whose compensation exceeded $100,000 in fiscal 1999. The table includes the potential realizable value over the ten-year term of the options, based on assumed rates of stock appreciation of 5% and 10%, compounded annually. The assumed rates of appreciation are prescribed by the Securities and Exchange Commission for illustrative purposes only and are not intended to forecast or predict future stock prices. Any actual gains on option exercises will depend on the future performance of our stock. The year end value of realized and the value of unexercised in-the-money options is calculated at December 31, 1999.

                            Individual Grants
                         ------------------------                      Potential Realizable
                         Number of                                    Value at Assumed Annual
                         Securities  Percent of                        Rates of Stock Price
                         Underlying Total Options                     Appreciation for Option
                          Options    Granted to   Exercise                     Term
                          Granted   Employees in   Price   Expiration -----------------------
Name                        (#)      Fiscal Year   ($/Sh)     Date       5%($)      10%($)
----                     ---------- ------------- -------- ---------- ----------- -----------
Sreekanth Ravi..........  800,000       12.3%      $4.125   8/24/04   $22,762,314 $38,199,879
Sudhakar Ravi...........  800,000       12.3%      $4.125   8/24/04   $22,762,314 $38,199,879
Steven R. Perricone.....      --         --           --        --            --          --
Michael J. Sheridan
 (1)....................  600,000        9.2%      $ .50    5/26/09   $19,246,735 $30,824,909

--------
(1) Hired in May 1999

  Options generally vest and become exercisable over four years, provided the employee remains employed at SonicWALL, Inc. In 1999, we granted options to purchase up to an aggregate of 6,517,000 shares to employees, directors and consultants. We granted all options under our stock option plans at exercise prices at least at the fair market value of our common stock on the date of grant, as determined in good faith by our board of directors.

          Aggregate Option Exercises and Fiscal Year-End Option Values

  The following table provides information regarding options exercised during 1999 and unexercised options held as of December 31, 1999 by our Chief Executive Officer and the other executive officers or key employees whose compensation exceeded $100,000 in fiscal 1999. The value of realized and the value of unexercised in-the-money options is calculated at December 31, 1999.

                                                          Number of
                                                    Securities Underlying     Value of Unexercised
                          Number of                Unexercised Options at    In-the Money Options at
                            Shares       Value       Fiscal Year End (#)       Fiscal Year-End ($)
                         Acquired on   Realized   ------------------------- -------------------------
Name                     Exercise (#)     ($)     Exercisable Unexercisable Exercisable Unexercisable
----                     ------------ ----------- ----------- ------------- ----------- -------------
Sreekanth Ravi..........       --             --        --           --            --            --
Sudhakar Ravi...........       --             --        --           --            --            --
Steven R. Perricone.....    40,000    $   797,500   485,000      675,000    $9,669,688   $13,457,813
Michael J. Sheridan.....   600,000    $11,700,000       --           --            --            --

Certain Transactions with Management

  Since January 1, 1999, SonicWALL, Inc. has not been a party to any transaction or series of similar transactions in which the amount involved exceeds $60,000 and in which any director, executive officer, or holder of more than 5% of our common stock had or will have a direct or indirect material interest other than

  . normal compensation arrangements which are described under "Executive
    Compensation" above; and

  . the transactions described below.

  On February 19, 1999, we issued an aggregate of 1,438,377 shares of our redeemable Series A convertible preferred stock at a purchase price of $3.48 per share to several investors, including 14,384 shares issued to Robert Williams, a director of the Company, and 1,150,700 shares to Bay Partners SBIC II, L.P. Mr. Williams is a partner of Bay Management Company 1997, the general partner of Bay Partners SBIC II, L.P. The purchasers of redeemable Series A convertible preferred stock are entitled to registration rights in respect of the common stock issued or issuable upon conversion of the redeemable Series A convertible preferred stock. These shares converted into an aggregate of 2,876,754 shares in the initial public offering and which were split into 5,753,508 shares, effective as of September 15, 2000.

  On May 26, 1999, we extended a loan in the amount of $300,000 to Michael Sheridan, Vice President Finance, Chief Financial Officer, and Secretary of SonicWALL, Inc. to pay the exercise price of options to purchase 600,000 shares of our common stock. Mr. Sheridan has purchased the optioned shares, and SonicWALL, Inc. has the right to repurchase the optioned shares for the purchase price paid, which right lapses over four years. The loan had an interest rate of 8% per year and was payable over four years. The loan was payable in full if Mr. Sheridan was no longer an employee, officer, director or consultant of SonicWALL, Inc. At December 31, 1999, aggregate principal and interest of approximately $314,000 were outstanding under the loan. The principal and interest were paid in full during June 2000.

  On August 6, 1999, Sreekanth Ravi, Chairman of the Board, Chief Executive Officer and President, and Sudhakar Ravi, Chief Technical Officer and a director, sold an aggregate of 3,664,728 shares of common stock to Bay Sonic Investors, LLC at a purchase price of $3.26 per share. On August 11, 1999, two shareholders also sold an aggregate of 800,000 shares of common stock to Bay Sonic Investors, LLC at a purchase price of $3.26 per share. Robert Williams, a director of the Company, is a managing member of Bay Sonic Investors, LLC. In addition, on August 6, 1999, Sreekanth Ravi sold 76,708 shares of common stock to David Shrigley, a director of the Company, at a purchase price of $3.26 per share and 61,364 shares of common stock to John McNulty at a purchase price of $3.26 per share. The purchasers of common stock in these transactions are entitled to registration rights in respect of the common stock purchased.

Section 16 (a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership on a Form 3 and reports of changes in ownership of our common stock and other equity securities on a Form 4 or Form 5. Such executive officers, directors and 10% shareholders are required by Commission regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms furnished to us and written representations from the executive officers and directors, we believe that all of our executive officers, directors and 10% shareholders made all the necessary filings under Section 16(a) during 1999.

                      REPORT OF THE COMPENSATION COMMITTEE
                     OF THE BOARD ON EXECUTIVE COMPENSATION

  The following is the Report of the Compensation Committee of SonicWALL describing the compensation policies and rationale applicable to SonicWALL's executive officers. This information shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that SonicWALL specifically incorporates it by reference into a filing.

Compensation Philosophy

  SonicWALL's philosophy in setting its compensation policies for executive officers is to maximize shareholder value over time. The Compensation Committee sets SonicWALL's compensation policies applicable to the executive officers, including the Chief Executive Officer, and evaluates the performance of such officers. The Committee strongly believes that executive compensation should be directly linked to continuous improvements in corporate performance and increases in shareholder value and has adopted the following guidelines for compensation decisions:

  --Provide a competitive total compensation package that enables SonicWALL to attract and retain key executive talent.

  --Align all pay programs with SonicWALL's annual and long-term business strategies and objectives.

  --Provide variable compensation opportunities that are directly linked to the performance of SonicWALL and that link executive reward to shareholder return.

  The Committee also believes that it is in the best interests of shareholders for SonicWALL's executive officers (as well as for the members of the Board of Directors and certain other individuals) to own SonicWALL stock, depending upon such persons' respective positions with SonicWALL.

Executive Officer Compensation

  The Compensation Committee focuses primarily on the following three components in forming the total compensation package for its executive officers: (i) Base Salary; (ii) Annual Incentive Bonus; and (iii) Long-Term Incentives.

  The Committee establishes each executive's compensation package by considering: (i) the salaries of executive officers in similar positions in companies in the same industry as the Company and in related industries; (ii) the experience and contribution levels of the individual executive officer; and
(iii) the Company's financial performance. The Committee also relies on the recommendations of the Chief Executive Officer in matters related to the individual performance of the other executive officers, because the Committee believes that the Chief Executive Officer is the most qualified to make this assessment.

Base Salary

  The Chief Executive Officer annually recommends executive officer compensation programs to the Committee that are intended to compensate executives competitively within the high-technology marketplace. The Committee determines executive base salaries on an individual basis by evaluating each executive's scope of responsibility, past performance, prior experience and data on prevailing compensation levels in relevant markets for executive talent. The Committee annually reviews base salaries for its executives.

Annual Incentive Bonuses

  The Committee awards annual cash bonuses for executive officers (other than those who receive commissions) on an annual basis. These awards are intended to provide a direct link between management compensation and the achievement of corporate and individual objectives. At the beginning of each year, the Company sets certain corporate objectives (including financial performance goals), and each individual manager sets his or her own personal objectives to support the achievement of the corporate objectives. At the end of the year, performance is assessed and the level of bonus payable, if any, is determined. Achievement of corporate objectives is given more weight than achievement of individual objectives for purposes of determining the annual bonus.

Long-Term Incentives

  The Committee provides SonicWALL's executive officers with long-term incentive through grants of stock options. The Committee is responsible for determining who should receive the grants, when the grants should be granted, the exercise price per share and the number of shares to be granted. The Committee considers grants of options to executive officers during each fiscal year. When determining the number of stock options to be awarded to an executive officer, the Committee considers the executive's current contribution to the Company's performance, the executive officer's anticipated contribution in meeting the Company's long-term strategic performance goals and corporate performance as determined by the Committee. The relative weight given to these factors varies with each executive in the sole discretion of the Board of Directors or the Committee.

  The Committee believes that stock options provide SonicWALL's executive officers with the opportunity to purchase and maintain an equity interest in SonicWALL and to share in the appreciation of the value of the stock. The Committee believes that stock options directly motivate an executive to maximize long-term shareholder value. The options also utilize vesting periods in order to encourage key employees to continue to be employed by SonicWALL. All options to executive officers to date have been granted at least at the fair market value of SonicWALL's Common Stock on the date of the grant. For Sreekanth Ravi and Sudhakar Ravi, Chief Executive Officer and Chief Technical Officer respectively, and each owning more than 10% of SonicWALL's outstanding shares, option grants issued in fiscal 1999 were priced at 110% of the then current fair market value to comply with applicable tax regulations.

  The Committee can also make restricted stock awards which can be similarly beneficial to executives as the value of the award increases with an increasing stock price. The use of restricted stock would generally be limited to specific cases in which a newly hired senior executive receives a grant in order to replace vested benefits and/or an equity position at a prior employer, to award an executive officer for extraordinary performance or to aid in retention. In fiscal 1999, SonicWALL made one grant of restricted stock to Michael J.

Sheridan for 600,000 shares of Common Stock upon early exercise of a stock option. A portion of such shares is subject to repurchase by SonicWALL at the purchase price paid if Mr. Sheridan leaves his employment with SonicWALL at any time prior to the expiration of the period when the restrictions lapse.

Compensation of the Chief Executive Officer

  The Committee reviews Sreekanth Ravi's compensation annually using the same criteria and policies as are employed for other executive officers.

Compensation in Excess of $1 million per Year

  Compensation payments in excess of $1,000,000 to the Chief Executive Officer or the other most highly compensated executive officers are subject to a limitation on deductibility for the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended. Certain performance-based compensation is not subject to the limitation on deductibility. Cash compensation for fiscal year 1999 for the Chief Executive Officer or any other executive officer was not in excess of $1,000,000 and the Committee does not expect cash compensation in fiscal year 2000 to such persons to be in excess of $1,000,000.

Summary

  The Compensation Committee believes that its executive compensation philosophy serves the interests of SonicWALL and SonicWALL's shareholders.

  David A. Shrigley
  Robert M. Williams

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the annual percentage change in the cumulative return to the shareholders of SonicWALL's Common Stock with the cumulative return of the NASDAQ Stock Market, Russell 2000, Chase H&Q Technology Fund and Chase H&Q Computer Hardware Fund for the period commencing November 11, 1999 and ending on August 31, 2000. The information contained in the performance graph shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, as amended, except to the extent that SonicWALL specifically incorporates it by reference into such filing. The stock price performance on the following graph is not necessarily indicative of future stock price performance.


                                    [GRAPH]

                COMPARISON OF 9 MONTH CUMULATIVE TOTAL RETURN*
                            AMONG SONICWALL, INC...

                                                   CHASE H & Q
          SONIC WALL,   NASDAQ STOCK    RUSSELL     COMPUTER      CHASE H & Q
             INC.       (U.S.) MARKET    2000       HARDWARE      TECHNOLOGY

11/11/99    $100.00       $100.00       $100.00     $100.00         $100.00
11/30/99     244.20        104.12        101.46      105.20          103.20
12/99        287.50        127.02        112.95      120.93          130.77
1/00         416.07        122.32        109.99      113.74          125.12
2/00         646.43        145.63        116.72      134.10          159.92
3/00         475.89        142.58        109.02      137.68          147.52
4/00         432.14        119.89        102.46      129.43          131.60
5/00         430.36        105.43         96.49      109.20          115.70
6/00         629.02        123.94        104.90      127.64          132.50
7/00         619.64        117.29        101.53      128.14          124.03
8/00         543.75                      109.27      157.13          145.89

* $100 INVESTED ON 11/11/99 IN STOCK OR INDEX-
  INCLUDING REINVESTMENT OF DIVIDENDS,
  FISCAL YEAR ENDING DECEMBER 31.

 Financial and Other Information

  All financial information is incorporated by reference to the information contained in the Financial Statements included in the Company's Annual Report to security holders. COPIES OF THE COMPANY'S COMPLETE ANNUAL REPORT AND FORM 10-K ARE AVAILABLE WITHOUT CHARGE UPON REQUEST MADE TO THE COMPANY'S CORPORATE OFFICES.

 Shareholder Proposals

  Proposals of shareholders that are intended to be presented at our 2001 Annual Meeting of Shareholders must be received by the Secretary of SonicWALL at our principal executive offices at 1160 Bordeaux Drive, Sunnyvale, California 94089 no later than July 17, 2001 in order to be included in the proxy statement and proxy relating to the 2001 Annual Meeting.

 Discretionary Authority

  The Annual Meeting is called for the specific purposes set forth in the Notice of Annual Meeting as discussed above, and also for the purpose of transacting such other business as may properly come before the Annual Meeting. At the date of this Proxy Statement the only matters which management intends to present, or is informed or expects that others will present for action at the Annual Meeting, are those matters specifically referred to in such Notice. As to any matters which may come before the Annual Meeting other than those specified above, the proxy holder will be entitled to exercise discretionary authority.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Michael J. Sheridan
                                          Michael J. Sheridan, Vice President,
                                           Finance, Chief Financial Officer
                                           and Secretary

Dated: November 15, 2000
Sunnyvale, California

                                                                      APPENDIX B

                                SONICWALL, INC.
                       1999 EMPLOYEE STOCK PURCHASE PLAN

                            Adopted August 24, 1999

                            Amended October 12, 2000

  The following constitute the provisions of the 1999 Employee Stock Purchase Plan of SonicWALL, Inc.

  1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

  2. Definitions.

  (a) "Board" means the Board of Directors of the Company.

  (b) "Code" means the Internal Revenue Code of 1986, as amended.

  (c) "Common Stock" means the Common Stock of the Company.

  (d) "Company" means SonicWALL, Inc., a California corporation.

  (e) "Compensation" means total cash compensation received by an Employee from the Company or a Designated Subsidiary. By way of illustration, but not limitation, Compensation includes regular compensation such as salary, wages, overtime, shift differentials, bonuses, commissions and incentive compensation, but excludes relocation, expense reimbursements, tuition or other reimbursements and income realized as a result of participation in any stock option, stock purchase, or similar plan of the Company or any Designated Subsidiary.

  (f) "Continuous Status As An Employee"means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company and its Designated Subsidiaries.

  (g) "Contributions" means all amounts credited to the account of a participant pursuant to the Plan.

  (h) "Corporate Transaction" means a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

  (i) "Designated Subsidiaries" means the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan; provided however that the Board shall only have the discretion to designate Subsidiaries if the issuance of options to such Subsidiary's Employees pursuant to the Plan would not cause the Company to incur adverse accounting charges.

  (j) "Employee" means any person, including an Officer, who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries. Employee does not include any individual who provides services to the Company or any Subsidiary as an independent contractor whether or not such individual is reclassified as a common law employee, unless the Company or a Subsidiary withholds or is required to withhold U.S. Federal employment taxes for such individual pursuant to Section 3402 of the Code.

  (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  (l) "Offering Date" means the first business day of each Offering Period of the Plan.

  (m) "Offering Period" means a period of twenty-four (24) months commencing on February 1 and August 1 of each year, except for the first Offering Period as set forth in Section 4(a).

  (n) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

  (o) "Plan" means this Employee Stock Purchase Plan.

  (p) "Purchase Date" means the last day of each Purchase Period of the Plan.

  (q) "Purchase Period" means a period of six (6) months within an Offering Period, except for the first Purchase Period as set forth in Section 4(b).

  (r) "Purchase Price" means with respect to a Purchase Period an amount equal to 85% of the Fair Market Value (as defined in Section 7(b) below) of a Share of Common Stock on the Offering Date or on the Purchase Date, whichever is lower; provided, however, that in the event (i) of any increase in the number of Shares available for issuance under the Plan as a result of a shareholder-approved amendment to the Plan, and (ii) all or a portion of such additional Shares are to be issued with respect to one or more Offering Periods that are underway at the time of such increase ("Additional Shares"), and (iii) the Fair Market Value of a Share of Common Stock on the date of such increase (the "Approval Date Fair Market Value") is higher than the Fair Market Value on the Offering Date for any such Offering Period, then in such instance the Purchase Price with respect to Additional Shares shall be 85% of the Approval Date Fair Market Value or the Fair Market Value of a Share of Common Stock on the Purchase Date, whichever is lower.

  (s) "Share" means a share of Common Stock, as adjusted in accordance with
Section 19 of the Plan.

  (t) "Subsidiary" means a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

  3. Eligibility.

  (a) Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code; provided however that eligible Employees may not participate in more than one Offering Period at a time.

  (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of the Fair Market Value (as defined in Section 7(b) below) of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

  4. Offering Periods And Purchase Periods.

  (a) Offering Periods. The Plan shall be implemented by a series of Offering Periods of twenty-four (24) months' duration, with new Offering Periods commencing on or about February 1 and August 1 of each year

(or at such other time or times as may be determined by the Board of Directors). The first Offering Period shall commence on the beginning of the effective date of the Registration Statement on Form S-1 for the initial public offering of the Company's Common Stock (the "IPO Date") and continue until July 31, 2001. The Plan shall continue until terminated in accordance with Section 19 hereof. The Board of Directors of the Company shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected.

  (b) Purchase Periods. Each Offering Period shall consist of four (4) consecutive purchase periods of six (6) months' duration. The last day of each Purchase Period shall be the "Purchase Date" for such Purchase Period. A Purchase Period commencing on February 1 shall end on the next July 31. A Purchase Period commencing on August 1 shall end on the next January 31. The first Purchase Period shall commence on the IPO Date and shall end on January 31, 2000. The Board of Directors of the Company shall have the power to change the duration and/or frequency of Purchase Periods with respect to future purchases without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Purchase Period to be affected.

  5. Participation.

  (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company's payroll office prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period. The subscription agreement shall set forth the percentage of the participant's Compensation (subject to Section 6(a) below) to be paid as Contributions pursuant to the Plan.

  (b) Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the last Purchase Period of the Offering Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

  6. Method Of Payment Of Contributions.

  (a) A participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than fifteen percent (15%) (or such greater percentage as the Board may establish from time to time before an Offering Date) of such participant's Compensation on each payday during the Offering Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

  (b) A participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during a Purchase Period may increase and on one occasion only during a Purchase Period may decrease the rate of his or her Contributions with respect to the Offering Period by completing and filing with the Company a new subscription agreement authorizing a change in the payroll deduction rate. The change in rate shall be effective as of the beginning of the next calendar month following the date of filing of the new subscription agreement, if the agreement is filed at least ten (10) business days prior to such date and, if not, as of the beginning of the next succeeding calendar month.

  (c) Notwithstanding the foregoing, to the extent necessary to comply with
Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions may be decreased during any Purchase Period to 0%. Payroll deductions shall re-commence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

  7. Grant Of Option.

  (a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date a number of Shares of the Company's

Common Stock determined by dividing such Employee's Contributions accumulated prior to such Purchase Date and retained in the participant's account as of the Purchase Date by the applicable Purchase Price; provided however, that the maximum number of Shares an Employee may purchase during each Purchase Period shall be 2,000 Shares (subject to any adjustment pursuant to Section 19 below), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13.

  (b) The fair market value of the Company's Common Stock on a given date (the "Fair Market Value") shall be determined by the Board based on the closing sales price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation (Nasdaq) National Market or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by Nasdaq or, in the event the Common Stock is listed on a stock exchange, the Fair Market Value per share shall be the closing sales price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal. For purposes of the Offering Date under the first Offering Period under the Plan, the Fair Market Value of a share of the Common Stock of the Company shall be the Price to Public as set forth in the final prospectus filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended.

  8. Exercise Of Option. Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of Shares will be exercised automatically on each Purchase Date of an Offering Period, and the maximum number of full Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. No fractional Shares shall be issued. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant's option to purchase Shares hereunder is exercisable only by him or her.

  9. Delivery. As promptly as practicable after each Purchase Date of each Offering Period, the Company shall arrange the delivery to each participant, as appropriate, the Shares purchased upon exercise of his or her option. No fractional Shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full Share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 below. Any other amounts left over in a participant's account after a Purchase Date shall be returned to the participant.

  10. Voluntary Withdrawal; Termination of Employment.

  (a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to each Purchase Date by giving written notice to the Company. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of Shares will be made during the Offering Period.

  (b) Upon termination of the participant's Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and his or her option will be automatically terminated.

  (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

  (d) A participant's withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

  11. Automatic Withdrawal. If the Fair Market Value of the Shares on any Purchase Date of an Offering Period is less than the Fair Market Value of the Shares on the Offering Date for such Offering Period, then every participant shall automatically (i) be withdrawn from such Offering Period at the close of such Purchase Date and after the acquisition of Shares for such Purchase Period, and (ii) be enrolled in the Offering Period commencing on the first business day subsequent to such Purchase Period.

  12. Interest. No interest shall accrue on the Contributions of a participant in the Plan.

  13. Stock.

  (a) Subject to adjustment as provided in Section 19, the maximum number of Shares which shall be made available for sale under the Plan shall be seven hundred thousand (700,000) Shares (after taking into account the stock splits on August 25, 1999 and September 15, 2000). If the Board determines that, on a given Purchase Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Purchase Date, the Board may in its sole discretion provide (x) that the Company shall make a pro rata allocation of the Shares of Common Stock available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and continue all Offering Periods then in effect, or (y) that the Company shall make a pro rata allocation of the shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 below. The Company may make pro rata allocation of the Shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company's shareholders subsequent to such Offering Date.

  (b) The participant shall have no interest or voting right in Shares covered by his or her option until such option has been exercised.

  (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

  14. Administration. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

  15. Designation Of Beneficiary.

  (a) A participant may file a written designation of a beneficiary who is to receive any Shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of a Purchase Period but prior to delivery to him or her of such Shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Purchase Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

  (b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such

Shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

  16. Transferability. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 15) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

  17. Use Of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

  18. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

  19. Adjustments Upon Changes In Capitalization; Corporate Transactions.

  (a) Adjustment. Subject to any required action by the shareholders of the Company, the number of Shares covered by each option under the Plan which has not yet been exercised and the number of Shares which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the maximum number of shares of Common Stock which may be purchased by a participant in a Purchase Period, the number of shares of Common Stock set forth in Section 13(a)(i) above, and the price per Share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Company), or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

  (b) Corporate Transactions. In the event of a dissolution or liquidation of the Company, any Purchase Period and Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or Subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, each Purchase Period and Offering Period then in progress shall be shortened and a new Purchase Date shall be set (the "New Purchase Date"), as of which date any Purchase Period and Offering Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the transaction and the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in

Section 10. For purposes of this Section 19, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 19); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the transaction. The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of Shares of its outstanding Common Stock, and in the event of the Company's being consolidated with or merged into any other corporation.

  20. Amendment Or Termination.

  (a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19, no such termination of the Plan may affect options previously granted, provided that the Plan or an Offering Period may be terminated by the Board on a Purchase Date or by the Board's setting a new Purchase Date with respect to an Offering Period and Purchase Period then in progress if the Board determines that termination of the Plan and/or the Offering Period is in the best interests of the Company and the shareholders or if continuation of the Plan and/or the Offering Period would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan. Except as provided in Section 19 and in this Section 20, no amendment to the Plan shall make any change in any option previously granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as so required.

  (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods and Purchase Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

  21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

  22. Conditions Upon Issuance Of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

  23. Term Of Plan; Effective Date.

  (a) The Plan was adopted by the Board on August 24, 1999 and shall become effective upon the IPO Date, provided no purchase option granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the shareholders of the Company and (ii) the Company shall have complied with all applicable requirements of the Securities Act of 1933, as amended (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such shareholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect, and all sums collected from Participants during the initial offering period hereunder shall be refunded.

  (b) Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in July 2009, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

  24. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of Shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

  25. General Provisions.

  (a) All costs and expenses incurred in the administration of the Plan shall be paid by the Company; however, each Plan participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.

  (b) Nothing in the Plan shall confer upon any participant any right to continue in the employ of the Company or any Subsidiary for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary employing such person) or of the participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

  (c) The provisions of the Plan shall be governed by the laws of the State of California without resort to its conflict-of-laws rules.

                                SONICWALL, INC.
                       1999 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT

                                                                New Election
                                                          Change of Election

  1. I,          , hereby elect to participate in the SonicWALL, Inc. 1999
Employee Stock Purchase Plan (the "Plan") for the Offering Period      , to
 ,    , and subscribe to and purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

  2. I elect to have Contributions in the amount of % of my Compensation, as those terms are defined in the Plan, applied to this purchase. I understand that this amount must not be less than 1% and not more than 15% of my Compensation during the Offering Period. (Please note that no fractional percentages are permitted).

  3. I hereby authorize payroll deductions from each paycheck during the Offering Period at the rate stated in Item 2 of this Subscription Agreement. I understand that all payroll deductions made by me shall be credited to my account under the Plan and that I may not make any additional payments into such account. I understand that all payments made by me shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on the Purchase Date of each Offering Period unless I otherwise withdraw from the Plan by giving written notice to the Company for such purpose.

  4. I understand that I may discontinue at any time prior to the Purchase Date my participation in the Plan as provided in Section 10 of the Plan. I also understand that I can increase or decrease the rate of my Contributions on one occasion only with respect to any increase and one occasion only with respect to any decrease during any Purchase Period by completing and filing a new Subscription Agreement with such increase or decrease taking effect as of the beginning of the calendar month following the date of filing of the new Subscription Agreement, if filed at least ten (10) business days prior to the beginning of such month. Further, I may change the rate of deductions for future Offering Periods by filing a new Subscription Agreement, and any such change will be effective as of the beginning of the next Offering Period. In addition, I acknowledge that, unless I discontinue my participation in the Plan as provided in Section 10 of the Plan, my election will continue to be effective for each successive Offering Period.

  5. I have received a copy of the Company's most recent description of the Plan and a copy of the complete "SonicWALL, Inc. 1999 Employee Stock Purchase Plan." I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

  6. Shares purchased for me under the Plan should be issued in the name(s) of (name of employee or employee and spouse only):

  7. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due to me under the Plan:

NAME: (Please print)                      _____________________________________
                                          (First)       (Middle)         (Last)


________________
(Relationship)                            _____________________________________
                                          (Address)

                                          _____________________________________

  8. I understand that if I dispose of any shares received by me pursuant to the Plan within two (2) years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or within one (1) year after the Purchase Date, I will be treated for federal income tax purposes as having received ordinary compensation income at the time of such disposition in an amount equal to the excess of the fair market value of the shares on the Purchase Date over the price which I paid for the shares, regardless of whether I disposed of the shares at a price less than their fair market value at the Purchase Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

  I hereby agree to notify the Company in writing within thirty (30) days after the date of any such disposition, and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me.

  9. If I dispose of such shares at any time after expiration of the two (2) year and one (1) year holding periods, I understand that I will be treated for federal income tax purposes as having received compensation income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) 15% of the fair market value of the shares on the Offering Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

  I understand that this tax summary is only a summary and is subject to change. I further understand that I should consult a tax advisor concerning the tax implications of the purchase and sale of stock under the Plan.

  10. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

SIGNATURE: __________________________

SOCIAL SECURITY NUMBER: _____________

DATE: _______________________________

SPOUSE'S SIGNATURE
(necessary if beneficiary is not
 spouse):

_____________________________________
(Signature)

_____________________________________
(Print name)

                                SONICWALL, INC.
                       1999 EMPLOYEE STOCK PURCHASE PLAN
                              NOTICE OF WITHDRAWAL

  I,      , hereby elect to withdraw my participation in the SonicWALL, Inc.
1999 Employee Stock Purchase Plan (the "Plan") for the Offering Period that
began on      ,   . This withdrawal covers all Contributions credited to my
account and is effective on the date designated below. I understand that all Contributions credited to my account will be paid to me within ten (10) business days of receipt by the Company of this Notice of Withdrawal and that my option for the current period will automatically terminate, and that no further Contributions for the purchase of shares can be made by me during the Offering Period. The undersigned further understands and agrees that he or she shall be eligible to participate in succeeding offering periods only by delivering to the Company a new Subscription Agreement.

Dated: ______________________________

_____________________________________
Signature of Employee

_____________________________________
Social Security Number

                                                                      APPENDIX C

                                SONICWALL, INC.
                             1998 STOCK OPTION PLAN

     Adopted July 23, 1998; as Amended August 24, 1999 and October 12, 2000

  1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Non-Employee Directors and Consultants of SONICWALL, INC. ("the Company") and its Subsidiaries, and to promote the success of the Company's business. Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options at the discretion of the Committee.

  2. Definitions. As used herein, and in any Option granted hereunder, the following definitions shall apply:

  (a) "Board" shall mean the Board of Directors of the Company.

  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

  (c) "Common Stock" shall mean the Common Stock of the Company.

  (d) "Company" shall mean SonicWALL, Inc., a California corporation.

  (e) "Committee" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan. If the Board does not appoint or ceases to maintain a Committee, the term "Committee" shall refer to the Board.

  (f) "Consultant" shall mean any independent contractor retained to perform bona fide consulting services for the Company or any Subsidiary (other than services in connection with the offer or sale of securities in a capital-raising transaction) and who is compensated for such services.

  (g) "Continuous Employment" shall mean the absence of any interruption or termination of service as an Employee or Non-Employee Director by the Company or any Subsidiary. Continuous Employment shall not be considered interrupted during any period of sick leave, military leave or any other leave of absence approved by the Board or in the case of transfers between locations of the Company or between the Company and any Parent, Subsidiary or successor of the Company.

  (h) "Covered Employee" shall mean any individual whose compensation is subject to the limitations on tax deductibility provided by Section 162(m) of the Code and any Treasury Regulations promulgated thereunder in effect at the close of the taxable year of the Company in which an Option has been granted to such individual.

  (i) "Employee" shall mean any person, including officers (whether or not they are directors), employed by the Company or any Subsidiary. "Employee does not include any individual who provides services to the Company or any Subsidiary as an independent contractor whether or not such individual is reclassified as a common law employee, unless the Company or a Subsidiary withholds or is required to withhold U.S. Federal employment taxes for such individual pursuant to Section 3402 of the Code.

  (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  (k) "Incentive Stock Option" shall mean any option granted under this Plan and any other option granted to an Employee in accordance with the provisions of Section 422 of the Code, and the regulations promulgated thereunder.

  (l) "Non-Employee Director" shall mean any director of the Company or any Subsidiary who (i) is not employed by the Company or such Subsidiary; (ii) does not receive compensation, either directly or indirectly, from the Company or a parent or Subsidiary for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K; (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to
Item 404(a) of Regulation S-K; and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

  (m) "Nonstatutory Stock Option" shall mean an option granted under the Plan that is subject to the provisions of Section 1.83-7 of the Treasury Regulations promulgated under Section 83 of the Code.

  (n) "Option" shall mean a stock option granted pursuant to the Plan.

  (o) "Option Agreement" shall mean a written agreement between the Company and the Optionee regarding the grant and exercise of Options to purchase Shares and the terms and conditions thereof as determined by the Committee pursuant to the Plan.

  (p) "Optionee" shall mean an Employee, NonEmployee Director or Consultant who receives an Option.

  (q) "Outside Director" shall mean a director of the Company who qualifies as an outside director as such term is used in Section 162(m) of the Code and defined in any applicable Treasury Regulations promulgated thereunder.

  (r) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined by Section 424(e) of the Code.

  (s) "Plan" shall mean this 1998 Stock Option Plan.

  (t) "Registration Date" shall mean the effective date of the first registration statement filed by the Company pursuant to Section 12 of the Exchange Act with respect to any class of the Company's equity securities.

  (u) "Section 162(m) Effective Date" shall mean the first date as of which the limitations on the tax deductibility of certain compensation provided by
Section 162(m) of the Code and any Treasury Regulations promulgated thereunder are applicable to Options granted under the Plan.

  (v) "Securities Act" shall mean the Securities Act of 1933, as amended.

  (w) "Share" shall mean a share of the Common Stock of the Company subject to an Option, as adjusted in accordance with Section 11 of the Plan.

  (x) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

  3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 12,610,678 Shares of Common Stock, plus an automatic annual increase on the first day of each of the Company's fiscal year beginning in 2001, 2002, 2003, 2004, 2005, 2006, 2007 and 2008 equal to the lesser of (i)
4,000,000 Shares; (ii) four percent (4%) of the Shares outstanding on the last day of the immediately preceding fiscal year or (iii) such lesser number of Shares as is determined by the Board. The Shares may be authorized but unissued or reacquired shares of Common Stock. If an Option expires or becomes unexercisable for any reason without having been exercised in full, the Shares which were subject to the Option but as to which the Option was not exercised shall become available for other Option grants under the Plan, unless the Plan shall have been terminated. In addition, any shares of Common Stock which are retained by the Company upon exercise of an Option in order to satisfy the exercise or purchase price for such Option or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan. Shares repurchased by the Company pursuant to any repurchase right which the Company may have shall be available for future grant as nonstatutory stock options under the Plan.

  The Company intends that as long as it is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and is not an investment company registered or required to be registered under the Investment Company Act of 1940, all offers and sales of Options and Shares issuable upon exercise of any Option shall be exempt from registration under the provisions of Section 5 of the Securities Act, and the Plan shall be administered in such a manner so as to preserve such exemption. The Company intends that the Plan shall constitute a written compensatory benefit plan within the meaning of Rule 701(b) of 17 CFR Section 230.701 promulgated by the Securities and Exchange Commission pursuant to such Act or any successor rule. Unless otherwise specified Options granted under the Plan are intended to be granted in reliance on Rule 701 whenever applicable.

  4. Administration of the Plan.

  (a) Procedure. The Plan shall be administered by the Board. The Board may appoint a Committee consisting of not less than two (2) members of the Board to administer the Plan, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan.

    Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to him or her.

  The Committee shall meet at such times and places and upon such notice as the chairperson determines. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

  (b) Procedure After Registration Date. Notwithstanding subsection (a) above, after the date of registration of the Company's Common Stock on a national securities exchange or the Registration Date, the Plan shall be administered either by: (i) the full Board; or (ii) a Committee of two (2) or more directors, each of whom is a Non-Employee Director. After such date, the Board shall take all action necessary to administer the Plan in accordance with the then effective provisions of Rule 16b-3 promulgated under the Exchange Act, provided that any amendment to the Plan required for compliance with such provisions shall be made consistent with the provisions of Section 13 of the Plan, and said regulations.

  (c) Procedure After Section 162(m) Effective Date. Notwithstanding subsections (a) and (b) above, after the Section 162(m) Effective Date the Plan and all Option grants shall be administered and approved by a Committee comprised solely of two or more Outside Directors.

  (d) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority: (i) to determine, upon review of relevant information, the fair market value of the Common Stock; (ii) to determine the exercise price of Options to be granted, the Employees, Non-Employee Directors or Consultants to whom and the time or times at which Options shall be granted, and the number of Shares to be represented by each Option; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to determine the terms and provisions of each Option granted under the Plan (which need not be identical) and, with the consent of the holder thereof, to modify or amend any Option; (vi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (vii) to defer an exercise date of any Option (with the consent of the Optionee), subject to the provisions of Section 9(a) of the Plan; (viii) to determine whether Options granted under the Plan will be Incentive Stock Options or Nonstatutory Stock Options; and (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan.

  (e) Acceleration of Vesting. In addition to its other powers, the Board (or the Committee), in its discretion, has the right to accelerate unvested Options in connection with (i) any tender offer for a majority of the outstanding shares of Common Stock by any person or entity; (ii) any proposed sale or conveyance of all or substantially all of the property and assets of the Company; or (iii) any proposed consolidation or merger of the Company with or into any other corporation, unless the Company is the surviving corporation. In the case of such accelerated vesting, the Company shall give written notice to the holder of any Option that such Option may be exercised even though the Option or portion thereof would not otherwise have been exercisable had the foregoing event not occurred. In such event, the Company shall permit the holder of any Option to exercise during the time period specified in the Company's notice, which period shall not be less than ten days following the date of notice. Upon consummation of a tender offer or proposed sale, conveyance, consolidation or merger to which such notice shall relate, all rights under said Option which shall not have been so exercised shall terminate unless the agreement governing the transaction shall provide otherwise.

  (f) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all potential or actual Optionee, any other holder of an Option or other equity security of the Company and all other persons.

  5. Eligibility.

  (a) Persons Eligible for Options. Options under the Plan may be granted only to Employees, Non-Employee Directors or Consultants whom the Committee, in its sole discretion, may designate from time to time. Incentive Stock Options may be granted only to Employees. An Employee who has been granted an Option, if he or she is otherwise eligible, may be granted an additional Option or Options. However, the aggregate fair market value (determined in accordance with the provisions of Section 8(a) of the Plan) of the Shares subject to one or more Incentive Stock Options grants that are exercisable for the first time by an Optionee during any calendar year (under all stock option plans of the Company and its Parents and Subsidiaries) shall not exceed $100,000 (determined as of the grant date). As of the Section 162(m) Effective Date, Options under the Plan shall be granted to Covered Employees upon satisfaction of the conditions to such grants provided pursuant to Section 162(m) and any Treasury Regulations promulgated thereunder.

  (b) No Right to Continuing Employment. Neither the establishment nor the operation of the Plan shall confer upon any Optionee or any other person any right with respect to continuation of employment or other service with the Company or any Subsidiary, nor shall the Plan interfere in any way with the right of the Optionee or the right of the Company (or any Parent or Subsidiary) to terminate such employment or service at any time.

  6. Term of Plan. The Plan shall become effective upon its adoption by the Board or its approval by vote of the holders of the outstanding shares of the Company entitled to vote on the adoption of the Plan (in accordance with the provisions of Section 19 hereof), whichever is earlier. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

  7. Term of Option. Unless the Committee determines otherwise, the term of each Option granted under the Plan shall be ten (10) years from the date of grant. The term of the Option shall be set forth in the Option Agreement. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted, provided that no Incentive Stock Option granted to any Employee who, at the date such Option is granted, owns (including by attribution under Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary shall be exercisable after the expiration of five (5) years from the date such Option is granted.

  8. Exercise Price and Consideration.

  (a) Exercise Price. Except as provided in subsections (b) and (c) below, the exercise price for the Shares to be issued pursuant to any Option shall be such price as is determined by the Committee, which shall in no event be less than:
(i) in the case of Incentive Stock Options, the fair market value of such Shares on the date the Option is granted; or (ii) in the case of Nonstatutory Stock Options, eighty five percent (85%) of such fair market value; provided that, in the case of any Optionee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the exercise price shall be one hundred ten percent (110%) of fair market value on the date the Option is granted. Fair market value of the Common Stock shall be determined by the Committee, using such criteria as it deems relevant; provided, however, that if there is a public market for the Common Stock, the fair market value per Share shall be the average of the last reported bid and asked prices of the Common Stock on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System) or, in the event the Common Stock is listed on a national securities exchange (within the meaning of Section 6 of the Exchange Act) or on the NASDAQ National Market System (or any successor national market system), the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in The Wall Street Journal.

  (b) Ten Percent Shareholders. No Incentive Stock Option shall be granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, unless the exercise price for the Shares to be issued pursuant to such Option is at least equal to one hundred ten percent (110%) of the fair market value of such Shares on the grant date determined by the Committee in the manner set forth in subsection (a) above.

  (c) Section 162(m) Limitations. After the Section 162(m) Effective Date, the Option Price of any Option granted to a Covered Employee shall be at least equal to the fair market value of the Shares as of the date of grant as determined in the manner set forth in subsection (a) above.

  (d) Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (y) have a fair market value on the date of surrender equal to the aggregate exercise price of the date of surrender equal to the aggregate price of the Shares as to which such Option shall be exercised, (5) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a fair market value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with such other documentation as the Committee and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (7) delivery of an irrevocable subscription agreement for the Shares that irrevocably obligates the option holder to take and pay for the Shares not more than twelve (12) months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable laws. In making its determination as to the type of consideration to accept, the Committee shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

  9. Exercise of Option.

  (a) Vesting Period. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option. Options granted under the Plan shall vest at a rate of at least twenty percent (20%) per year.

  (b) Exercise Procedures. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the option agreement evidencing the Option, and full payment for the Shares with respect to which the Option is exercised has been received by the Company. After the Registration Date, in lieu of delivery of a cash payment for the purchase price of the Shares with respect to which the Option is exercised, the Optionee may deliver to the Company a sell order to a broker for the Shares being purchased and an agreement to pay (or have the broker remit payment for) the purchase price for the Shares being purchased on or before the settlement date for the sale of such shares to the broker.

    Pursuant to the terms of the Option Agreement, the Committee may require that any Option may be exercised only upon the execution of a Restricted Stock Purchase Agreement which gives the Company a right of first refusal in the Option Shares at the per share price at which the Option Shares are proposed to be transferred. The right of first refusal shall terminate at such time as a public market exists for the Company's Common Stock or the Company dissolves or is a party to a merger, reorganization, consolidation, exchange of stock or sale of assets in which it is not the surviving entity. The Restricted Stock Purchase Agreement shall contain such provisions as the Committee may approve in its sole discretion.

  An Option may not be exercised for fractional shares. As soon as practicable following the exercise of an Option in the manner set forth above, the Company shall issue or cause its transfer agent to issue stock certificates representing the Shares purchased. Until the issuance of such stock certificates (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date of the transfer by the Optionee of the consideration for the purchase of the Shares, except as provided in Section 11 of the Plan. After the Registration Date, the exercise of an Option by any person subject to short-swing trading liability under Section 16(b) of the Exchange Act shall be subject to compliance with all applicable requirements of Rule 16b-3 promulgated under the Exchange Act.

  (c) Death of Optionee. In the event of the death during the Option period of an Optionee who is at the time of his death, or was within the ninety (90)-day period immediately prior thereto, an Employee or Non-Employee Director, and who was in Continuous Employment as such from the date of the grant of the Option until the date of death or termination, the may be exercised, at any time prior to the expiration of the Option period, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the accrued right to exercise at the time of the termination or death, whichever comes first.

  (d) Disability of Optionee. In the event of the permanent and total disability during the Option period of an Optionee who is at the time of such disability, or was within the ninety (90)-day period prior thereto, an Employee or Non-Employee Director, and who was in Continuous Employment as such from the date of the grant of the Option until the date of disability or termination, the Option may be exercised at any time within one (1) year following the date of such permanent and total disability, but only to the extent of the accrued right to exercise at the time of the termination or disability, whichever comes first, subject to the condition that no Option shall be exercised after the expiration of the Option period.

  (e) Termination of Status as Employee, NonEmployee Director or Consultant. If an Optionee shall cease to be an Employee or Non-Employee Director for any reason other than permanent and total disability or death, or if an Optionee shall cease to be Consultant for any reason, the Optionee may, but only within ninety (90) days (or such other period of time not less than thirty (30) days as is determined by the Committee) after the date he or she ceases to be an Employee or Non-Employee Director, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination, subject to the condition that no Option shall be exercisable after the expiration of the Option period. No termination shall be deemed to occur and this Section 9(e) shall not apply if (i) the Optionee is a Consultant who becomes an Employee; or (ii) the Optionee is an Employee who becomes a Consultant.

  (f) Tax Withholding. As a condition of the exercise of an Option granted under the Plan, the Optionee (or in the case of the Optionee's death, the person exercising or receiving the Option) shall make such arrangements as a Committee may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of an Option and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option. After the Registration Date, when an Optionee is required to pay to the Company an amount with respect to tax withholding obligations in connection with the exercise of an Option granted under the Plan, the Optionee may elect prior to the date the amount of such withholding tax is determined (the "Tax Date") to make such payment, or such increased payment as the Optionee elects to make up to the maximum federal, state and local marginal tax rates, including any related FICA obligation, applicable to the Optionee and the particular transaction, by: (i) delivering cash; (ii) delivering part or all of the payment in previously owned shares of Common Stock (whether or not acquired through the prior exercise of an Option); and/or (iii) irrevocably directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a fair market value equal to the amount of tax required or elected to be withheld (a "Withholding Election"). If an Optionee's Tax Date is deferred beyond the date of exercise and the Optionee makes a Withholding Election, the Optionee will initially receive the full amount of Optioned Shares otherwise issuable upon exercise of the Option, but will be unconditionally obligated to surrender to the Company on the Tax Date the number of Shares necessary to satisfy his or her minimum withholding requirements, or such higher payment as he or she may have elected to make, with adjustments to be made in cash after the Tax Date.

    Any withholding of Optioned Shares with respect to taxes arising in connection with the exercise of an Option by any person subject to short-swing trading liability under Section 16(b) of the Exchange Act shall satisfy the requirements of Section 16b-3(e).

  Any adverse consequences incurred by an Optionee with respect to the use of shares of Common Stock to pay any part of the exercise price or of any tax in connection with the exercise of an Option, including without limitation any adverse tax consequences arising as a result of a disqualifying disposition within the meaning of Section 422 of the Code shall be the sole responsibility of the Optionee. Shares withheld in accordance with this provision shall not again become available for purposes of the Plan and for Options subsequently granted thereunder.

  10. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, provided that, after the Registration Date, the Committee may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the applicable laws. The designation of a beneficiary by an Optionee will not constitute a transfer. Options may be exercised or purchased during the lifetime of the Optionee, only by the Optionee.

  11. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares reserved for issuance under the Plan, the number of Optioned Shares covered by each outstanding Option and the per share exercise price of each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

  The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the number or class of securities covered by any Option, as well as the price to be paid therefor, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

  Unless otherwise determined by the Board, upon the dissolution or liquidation of the Company the Options granted under the Plan shall terminate and thereupon become null and void. The Optionee shall be given not less than ten (10) days notice of such event and the opportunity to exercise each outstanding Option before such event is effected.

  Upon any merger or consolidation, if the Company is not the surviving corporation, the Options granted under the Plan shall either be assumed by the new entity or shall terminate in accordance with the provisions of the preceding paragraph.

  12. Time of Granting Options. Unless otherwise specified by the Committee, the date of grant of an Option under the Plan shall be the date on which the Committee makes the determination granting such Option; provided however, that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Committee makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Optionee to whom an Option is so granted within a reasonable time after the date of such grant.

  13. Amendment and Termination of the Plan. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with applicable laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree required. No amendment or termination of the Plan shall adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

  14. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

  15. Reservation of Shares. During the term of this Plan the Company will at all times reserve and keep available the number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the

Company to obtain from any regulatory body having jurisdiction and authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.

  16. Information to Optionee. During the term of any Option granted under the Plan, the Company shall provide or otherwise make available to each Optionee a copy of its financial statements at least annually.

  17. Option Agreement. Options granted under the Plan shall be evidenced by Option Agreements.

  18. Indemnification of Board (or Committee, if applicable). In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Board (or the Committee, if applicable) shall be indemnified by the Company against the reasonable expenses, including attorneys, fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as of which it shall be adjudged in such action, suit or proceeding that such Board (or Committee, if applicable) member is liable for negligence or misconduct in the performance of his duties; provided that within sixty days after institution of any such action, suit or proceeding a Board (or Committee, if applicable) member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

  19. Shareholder Approval. The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding capital stock of the Company entitled to vote within twelve (12) months before or after the Plan is adopted. Any Option granted before shareholder approval is obtained must be rescinded if shareholder approval is not obtained within twelve (12) months before or after the Plan is adopted. Shares issued upon the exercise of such Options shall not be counted in determining whether such approval is obtained.

                                                                      APPENDIX A

                                 SONICWALL, INC.
                               1160 Bordeaux Drive
                               Sunnyvale, CA 94089

                                      PROXY

                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

     The undersigned hereby appoints Sreekanth Ravi and Michael Sheridan, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of SonicWALL, Inc. (the "Company") held of record by the undersigned on October 31, 2000 at the Annual Meeting of Shareholders to be held on December 15, 2000 and any adjournments thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

     PLEASE MARK, DATE SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE, NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.



Dear Shareholder:

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of the Company that require your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy in the enclosed postage paid envelope.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

SonicWALL, Inc.

[X]  Please mark
     Votes as in
     This example.

1.  Election of Directors.                                                                         FOR       AGAINST     WITHHOLD
     Nominees  (01) Sreekanth Ravi, (02) Sudhakar Ravi,       2.  Approve the increase of          [ ]         [ ]         [ ]
               (03) David Shrigley, (04) Robert Williams,         shares to the 1999
                (05) Charles Kissner and (06) Ronald Heinz        Employee Stock Purchase Plan.

                                                                                                   FOR       AGAINST     WITHHOLD
                                                              3.  Approve the increase of          [ ]         [ ]         [ ]
                                                                  shares to the 1998
                                                                  Stock Option Plan.

                                                                                                   FOR       AGAINST     WITHHOLD
         FOR      WITHHOLD                                    4.  Ratify the                       [ ]         [ ]         [ ]
         [_]      [_]                                             appointment of
                                                                  PricewaterhouseCoopers,
                                                                  LLP as independent
                                                                  auditors.

         [_]                                                  5.  In their discretion, the proxies are authorized to vote
                  --------------------------------                upon any other business that may properly come before
                  For all nominees except as                      the meeting.
                  Noted above.

                                                                    MARK HERE FOR
                                                                    ADDRESS CHANGE                      [ ]
                                                                    AND NOTE AT LEFT

                                                                    Please sign exactly as name appears
                                                                    hereon. Joint owners should each sign.
                                                                    Executors, administrators, trustees,
                                                                    guardians or other fiduciaries should give
                                                                    full title as such. If signing for a corporation,
                                                                    please sign in full corporate
                                                                    name by a duly authorized officer.


         Signature:                                Date:               Signature:                             Date:
                   -------------------------------      --------------           ----------------------------      ----------------


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